Exhibit 10.2

AMENDMENT NO. 2 TO

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

NOVEMBER     , 2008

This Amendment to the Agreement (defined below) is entered into as of November     , 2008, by and among RenaissanceRe Holdings Ltd. (the “Company”) and [Employee] (“Employee”). All terms not defined herein shall have the meaning ascribed to them in the Agreement.

WHEREAS, the Company and Employee are parties to that certain amended and restated employment agreement dated as of [•], 2006, as amended [•], which governs Employee’s employment with the Company (the “Agreement”);

WHEREAS, certain benefits payable pursuant to the Agreement upon a termination of employment (the “Applicable Severance Benefits”) may, but for Section 801(d) of the Emergency Economic Stabilization Act of 2008 (“EESA”), be “compensation which is deferred under a nonqualified deferred compensation plan of a nonqualified entity” within the meaning of Section 457A (“Section 457A”) of the Internal Revenue Code of 1986, as amended from time to time; and

WHEREAS, the Company and Employee desire to amend the Agreement, in a manner that best preserves the original intent and economic benefits to the Company and Employee thereunder, to ensure that the Applicable Severance Benefits are paid to Employee in a manner that is compliant with, and does not subject Employee to taxation without actual receipt of benefits pursuant to, Section 801(d) of EESA, and therefore to ensure that the Applicable Severance Benefits are not subject to Section 457A.

NOW, THEREFORE, in consideration of the mutual promises and considerations contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are mutually acknowledged, the parties agree as follows:

The following definition shall be added as new Section 1(d) of the Agreement, and current Section 1(d) through (dd) of the Agreement, and all cross-references thereto in the Agreement, shall be renumbered accordingly:

“Applicable Severance Benefits” shall mean an amount equal to Employee’s Base Salary as of the date the payment or commencement of payment to Employee of all or any portion of such amount is triggered pursuant to the terms hereof.

Section 7(b)(iii) of the Agreement shall be deleted in its entirety and replaced with the following provision:

“In the case of any termination as a result of Employee’s Disability, the Applicable Severance Benefits, payable (x) as to 75% thereof in substantially equal installments over the Severance

Term, in accordance with the Company’s regular payroll practices, and (y) as to 25% thereof, subject to Employee’s compliance during the Restricted Period with the terms and conditions of this Agreement, in a lump sum upon the expiration of such period; provided, however, that notwithstanding the payment schedule set forth above, that portion of the Applicable Severance Benefits remaining unpaid as of December 31, 2017, following a termination as a result of Employee’s Disability shall be paid to Employee, subject to Section 7(m) below, in a lump sum on December 31, 2017; provided further, however, that Employee shall not be entitled to any amounts pursuant to this Section 7(b)(iii) to the extent Employee received any benefits pursuant to Section 7(l) below prior to such termination;”

Section 7(b)(iv) of the Agreement shall be deleted in its entirety and replaced with the phrase “[Intentionally omitted]”.

Section 7(d)(iii) of the Agreement shall be deleted in its entirety and replaced with the following provision:

“The Applicable Severance Benefits, payable (x) as to 75% thereof in substantially equal installments over the Severance Term, in accordance with the Company’s regular payroll practices, and (y) as to 25% thereof, subject to Employee’s compliance during the Restricted Period with the terms and conditions of this Agreement, in a lump sum upon the expiration of such period; provided, however, that notwithstanding the payment schedule set forth above, that portion of the Applicable Severance Benefits remaining unpaid as of December 31, 2017, following such termination shall be paid to Employee, subject to Section 7(m) below, in a lump sum on December 31, 2017; provided further, however, that Employee shall not be entitled to any amounts pursuant to this Section 7(d)(iii) to the extent Employee received any benefits pursuant to Section 7(l) below prior to such termination;”

Section 7(d)(iv) of the Agreement shall be deleted in its entirety and replaced with the following two paragraphs:

“(A) An amount equal to 75% of Employee’s Annual Bonus (determined using the greater of (A) the target Annual Bonus for the fiscal year in which such termination occurs and (B) the actual Annual Bonus for the fiscal year in which such termination occurs) (or if such termination occurs within one year following a Change in Control, an amount equal to the sum of (x) 75% of Employee’s then-current Base Salary plus (y) 150% of Employee’s Annual Bonus (determined in the same manner as set forth above)), such amount to be paid in substantially equal installments over the Severance Term in accordance with the Company’s regular payroll practices; and

(B) Upon the expiration of the Restricted Period, and subject to Employee’s compliance during such period with the terms and conditions of this Agreement, a lump sum amount equal to 25% of Employee’s Annual Bonus (determined using the greater of (A) the target Annual Bonus for the fiscal year in which such termination occurs and (B) the actual Annual Bonus for the fiscal year in which such termination occurs) (or if such termination occurs within one year following a Change in Control, an amount equal to the sum of (x) 25% of Employee’s then-current Base Salary plus (y) 50% of Employee’s Annual Bonus (determined in the same manner as set forth above));”

Section 7(f)(i) of the Agreement shall be deleted in its entirety and replaced with the following provision:

“The Accrued Obligations; and”

Section 7(f)(ii) of the Agreement shall be deleted in its entirety and replaced with the following provision:

“The Applicable Severance Benefits, payable (x) as to 75% thereof in substantially equal installments over the Severance Term, in accordance with the Company’s regular payroll practices, and (y) as to 25% thereof, subject to Employee’s compliance during the Restricted Period with the terms and conditions of this Agreement, in a lump sum upon the expiration of such period; provided, however, that notwithstanding the payment schedule set forth above, that portion of the Applicable Severance Benefits remaining unpaid as of December 31, 2017, following such termination shall be paid to Employee, subject to Section 7(m) below, in a lump sum on December 31, 2017; provided further, however, that Employee shall not be entitled to any amounts pursuant to this Section 7(f)(ii) to the extent Employee received any benefits pursuant to Section 7(l) below prior to such termination.”

Section 7(f)(iii) of the Agreement shall be deleted in its entirety.

Section 7(h)(ii) of the Agreement shall be deleted in its entirety and replaced with the following provision:

“The Applicable Severance Benefits, payable (x) as to 75% thereof in substantially equal installments over the Severance Term, in accordance with the Company’s regular payroll practices, and

(y) as to 25% thereof, subject to Employee’s compliance during the Restricted Period with the terms and conditions of this Agreement, in a lump sum upon the expiration of such period; provided, however, that notwithstanding the payment schedule set forth above, that portion of the Applicable Severance Benefits remaining unpaid as of December 31, 2017, following such termination shall be paid to Employee, subject to Section 7(m) below, in a lump sum on December 31, 2017; provided further, however, that Employee shall not be entitled to any amounts pursuant to this Section 7(h)(ii) to the extent Employee received any benefits pursuant to Section 7(l) below prior to such termination; and”

Section 7(h)(iii) of the Agreement shall be deleted in its entirety and replaced with the phrase “[Intentionally omitted]”.

The following provision shall be added to the Agreement as new Section 7(l):

“Accelerated Payment of Applicable Severance Benefits. To the extent Employee has not suffered a termination of employment prior to December 31, 2017, Employee shall be entitled to receive an amount equal to the Applicable Severance Benefits, payable in a lump sum on December 31, 2017; provided, however, that to the extent Employee ceases to comply with the terms and conditions of this Agreement or is terminated by the Company for Cause, in either case following the date on which Employee receives the Applicable Severance Benefits pursuant to this Section 7(l), Employee shall repay to the Company an amount equal to the Applicable Severance Benefits.”

The following provision shall be added to the Agreement as new Section 7(m):

“Clawback of Applicable Severance Benefits. To the extent (x) all or any portion of the payment to Employee of the Applicable Severance Benefits is accelerated to December 31, 2017, pursuant to the provision set forth in Section 7(b)(iii), (d)(iii), (f)(ii), or (h)(ii), as applicable (including to the extent payable by cross-reference to any of such provisions) (the “Accelerated Severance Amount”), and (y) subsequent to December 31, 2017, and during the Restricted Period Employee ceases to comply with the terms and conditions of this Agreement, Employee shall repay to the Company an amount equal to the Accelerated Severance Amount.”

*    *    *

Except as otherwise specifically set forth herein, all terms and provisions of the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date first set forth above.

[Employee]

RenaissanceRe Holdings Ltd.
By:

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